SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                December 20, 1996

                             THE COASTAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         1-7176                                          74-1734212
(Commission File Number)                      (IRS Employer Identification No.)


Coastal Tower, Nine Greenway Plaza, Houston, Texas             77046-0995
     (Address of principal executive offices)                  (Zip code)


                         Registrant's telephone number,
                       including area code (713) 877-1400


                                       N/A
                         (Former name or former address,
                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     On December 20, 1996, pursuant to a Purchase and Sale Agreement (the "Purchase Agreement") dated as of October 23, 1996 among The Coastal Corporation, a Delaware corporation (the "Registrant"), Coastal Coal, Inc., a Delaware corporation ("CCI"), Atlantic Richfield Company, a Delaware corporation ("ARCO"), and Itochu Corporation, a Japanese corporation ("Itochu" and, together with ARCO, the "Buyer Parents"), as amended by that certain Amendment to Purchase and Sale Agreement (the "Amendment") dated December 20, 1996 by and among the Registrant, CCI, ARCO, Itochu, Coastal Transition, Inc., a Delaware corporation ("CTI"), Canyon Fuel Company, LLC, a Delaware limited liability company ("CFC"), ARCO Uinta Coal Company, a Delaware corporation ("ARCO Uinta"), and Itochu Coal International, Inc., a Delaware corporation ("Itochu Coal" and, together with ARCO Uinta, the "Buyers"), CTI and CCI completed the sale to the Parent Buyers and the Buyers of all of CTI's and CCI's respective interests (the "LLC Interests") in CFC, a newly formed Delaware limited liability company, into which the western coal operations of the Registrant, conducted through Coastal States Energy Company, a Texas corporation ("CSEC"), and its direct and indirect wholly owned subsidiaries Coastal Development Company, a Delaware corporation, Sage Point Coal Company, a Delaware corporation, Skyline Coal Company, a Delaware corporation, Soldier Creek Coal Company, a Delaware corporation, Southern Utah Fuel Company, a Delaware corporation, and Utah Fuel Company, a Delaware corporation (the "CSEC Subsidiaries" and, together with CSEC, the "Companies"), were consolidated for purposes of such sale. The sale price was $615,000,000, as adjusted pursuant to the Purchase Agreement and the Amendment, in cash and was determined through arms' length negotiations between the parties to the Purchase Agreement and the Amendment. Copies of the Purchase Agreement and the Amendment are filed as Exhibits 2.1 and 2.2, respectively, and reference is made thereto for the terms and conditions thereof.

Item 7.  Financial Statements and Exhibits.

     (b) Pro Forma Financial Information

     The following unaudited pro forma condensed statements of consolidated operations for the year ended December 31, 1995, and the nine months ended September 30,1996, reflect the operations of The Coastal Corporation and Subsidiaries ("Company") as reported and as restated, reflecting the sale of the Western Coal Operations as though the sale had occurred at the beginning of 1995. The unaudited pro forma condensed statements of consolidated operations reflect the elimination of interest expense and the related tax benefit, assuming that the proceeds were used to retire debt.

         The following unaudited pro forma condensed consolidated balance sheet as of September 30,1996, reflects the financial position of the Company as reported and as restated as though the sale of the Western Coal Operations had been completed at September 30,1996. The unaudited pro forma condensed consolidated balance sheet reflects the elimination of the assets and liabilities of the Western Coal Operations, the gain on the sale, and the assumed retirement of debt.

         These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations which would actually have been reported had the transaction been in effect during the periods reported or which may be reported in the future.

         These unaudited pro forma condensed consolidated financial statements have been prepared based on assumptions and estimates deemed appropriate. These unaudited pro form condensed consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K for the year ended December 31, 1995, and the Company's Form 10-Q for the nine months ended September 30, 1996.

                    THE COASTAL CORPORATION AND SUBSIDIARIES
                    PRO FORM CONDENSED CONSOLIDATED STATEMENT
                                  OF OPERATIONS
                     TWELVE MONTHS ENDED DECEMBER 31, 1995
                              (Millions of Dollars)
                                  (Unaudited)



                                                      As           Western Coal         Pro Forma         As
                                                   Reported       Operations (1)     Adjustments(2)    Restated
                                                  -----------     --------------     --------------   ----------

OPERATING REVENUES                                $  10,447.7     $      213.0       $         -     $  10,234.7
                                                  -----------     ------------       -----------     -----------

OPERATING COSTS AND EXPENSES
     Purchases                                        7,554.2                -                 -         7,554.2
     Operating expenses                               1,764.0            119.5                 -         1,644.5
     Depreciation, depletion and
      amortization                                      378.5             22.8                 -           355.7
                                                  -----------     ------------       -----------     -----------
                                                      9,696.7            142.3                 -         9,554.4
                                                  -----------     ------------       -----------     -----------

OPERATING PROFIT                                        751.0             70.7                 -           680.3
                                                  -----------     ------------       -----------     -----------

OTHER INCOME-NET                                         51.6                -                 -            51.6
                                                  -----------     ------------       -----------     -----------

OTHER EXPENSES
     General and administrative                          64.7              2.4                 -            62.3
     Interest and debt expense                          415.4                -             (60.0)          355.4
     Taxes on income                                     52.1             18.4              21.0            54.7
                                                  -----------     ------------       -----------     -----------
                                                        532.2             20.8             (39.0)          472.4
                                                  -----------     ------------       -----------     -----------

NET EARNINGS FROM CONTINUING
     OPERATIONS                                   $     270.4     $       49.9       $      39.0     $     259.5
                                                  ===========     ============       ===========     ===========

NET EARNINGS FROM CONTINUING
     OPERATIONS PER COMMON AND
     COMMON EQUIVALENT SHARE                      $      2.40                                        $      2.30
                                                  ===========                                        ===========



       See Notes to Pro Forma Condensed Consolidated Financial Statements

                    THE COASTAL CORPORATION AND SUBSIDIARIES
             PRO FORM CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1996
                              (Millions of Dollars)
                                   (Unaudited)



                                                      As           Western Coal         Pro Forma         As
                                                   Reported       Operations (1)     Adjustments(2)    Restated
                                                  ----------      --------------     --------------    --------

OPERATING REVENUES                                $   8,818.6     $      149.1       $         -     $   8,669.5
                                                  -----------     ------------       -----------     -----------

OPERATING COSTS AND EXPENSES
     Purchases                                        6,702.3                -                 -         6,702.3
     Operating expenses                               1,277.5             88.3                 -         1,189.2
     Depreciation, depletion and
      amortization                                      319.5             18.4                 -           301.1
                                                  -----------     ------------       -----------     -----------
                                                      8,299.3            106.7                 -         8,192.6
                                                  -----------     ------------       -----------     -----------

OPERATING PROFIT                                        519.3             42.4                 -           476.9
                                                  -----------     ------------       -----------     -----------

OTHER INCOME-NET                                         63.6                -                 -            63.6
                                                  -----------     ------------       -----------     -----------

OTHER EXPENSES
     General and administrative                          42.4              1.9                 -            40.5
     Interest and debt expense                          278.2                -             (39.5)          238.7
     Taxes on income                                     55.1             12.1              13.8            56.8
                                                  -----------     ------------       -----------     -----------
                                                        375.7             14.0             (25.7)          336.0
                                                  -----------     ------------       -----------     -----------

EARNINGS FROM CONTINUING
     OPERATIONS                                   $     207.2     $       28.4       $      25.7     $     204.5
                                                  ===========     ============       ===========     ===========

EARNINGS PER SHARE FROM
     CONTINUING OPERATIONS                        $      1.83                                        $      1.80
                                                  ===========                                        ===========




       See Notes to Pro Forma Condensed Consolidated Financial Statements

                    THE COASTAL CORPORATION AND SUBSIDIARIES
                  PRO FORM CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996
                              (Millions of Dollars)
                                   (Unaudited)



                                                      As           Western Coal         Pro Forma         As
                                                   Reported       Operations (3)       Adjustments     Restated
                                                  -----------     --------------       -----------     --------

                     ASSETS

CURRENT ASSETS:
     Cash                                         $      64.4     $       (2.5)      $         -     $      66.9
     Receivables                                      1,463.1             25.1                 -         1,438.0
     Inventories                                      1,023.9             24.2                 -           999.7
     Prepaid expenses and other                         242.1              5.2                 -           236.9
                                                  -----------     ------------       -----------     -----------
         Total Current Assets                         2,793.5             52.0                 -         2,741.5
                                                  -----------     ------------       -----------     -----------

PROPERTY, PLANT AND EQUIPMENT                        10,575.7            364.9                 -        10,210.8
     Accumulated depreciation, depletion
         and amortization                             3,808.0            178.2                 -         3,629.8
                                                  -----------     ------------       -----------     -----------
                                                      6,767.7            186.7                 -         6,581.0
                                                  -----------     ------------       -----------     -----------

INVESTMENT IN AND ADVANCES TO
     WESTERN COAL OPERATIONS                                -           (266.3)           (266.3)              -

OTHER ASSETS                                          1,899.7             54.2                 -         1,845.5
                                                  -----------     ------------       -----------     -----------
                                                  $  11,460.9     $       26.6       $    (266.3)    $  11,168.0
                                                  ===========     ============       ===========     ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Notes payable                                $     275.0     $          -       $         -     $     275.0
     Accounts payable                                 2,079.6             11.3                 -         2,068.3
     Accrued expenses                                   357.3             11.6                 -           345.7
     Current maturities on long-term debt                 7.0                -                 -             7.0
                                                  -----------     ------------       -----------     -----------
         Total Current Liabilities                    2,718.9             22.9                 -         2,696.0
                                                  -----------     ------------       -----------     -----------

DEBT                                                  3,791.7                -            (585.2)(2)     3,206.5

DEFERRED CREDITS AND OTHER                            2,110.5              3.7             131.9 (5)     2,238.7

COMMON STOCK AND OTHER
     STOCKHOLDERS' EQUITY                             2,839.8                -             187.0 (4)     3,026.8
                                                  -----------     ------------       -----------     -----------
                                                  $  11,460.9     $       26.6       $    (266.3)    $  11,168.0
                                                  ===========     ============       ===========     ===========



       See Notes to Pro Forma Condensed Consolidated Financial Statements

Notes to Pro Forma Condensed Consolidated Financial Statements

Note 1 On December 20, 1996, the Company sold its Western Coal Operations to subsidiaries of Atlantic Richfield Company and Itochu Corporation for approximately $615 million. The transaction resulted in a gain of approximately $187 million, which is not expected to change significantly when the recording of the sale is finalized.

Note 2 The pro forma adjustments related to the sale are as follows:

          (1) Elimination of the results of operations of the Western Coal Operations.

         (2) Elimination of interest expense and related tax benefit, reflecting the assumed reduction of debt from the sale proceeds. The Company will use the proceeds to retire a significant amount of high-cost financial obligations; but the particular issues have not been finalized. These pro forma condensed consolidated financial statements use an average interest rate for all short and long-term debt outstanding for the periods presented in determining the elimination of interest expense. A one percentage point increase in the interest rate for the debt to be retired would result in increased net interest expense eliminations of $3.8 million and $2.8 million for the year ended December 31, 1995 and the nine months ended September 30, 1996, respectively.

         (3) Elimination of assets sold and liabilities assumed of Western Coal Operations by the buyers.

         (4)   Estimated gain on sale of Western Coal Operations.

         (5)   Estimated taxes and deferrals related to the sale.

     (c) Exhibits.

     Exhibit No. Description

     2.1 Purchase and Sale Agreement dated as of October 23, 1996 among The Coastal Corporation, a Delaware corporation, Coastal Coal, Inc., a Delaware corporation, Atlantic Richfield Company, a Delaware corporation, and Itochu Corporation, a Japanese corporation. (Schedules, as supplemented, and Exhibits have been omitted pursuant to Rule 6.01(b)(2) of Regulation S-K. Such Schedules and Exhibits are described in the Purchase and Sale Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all such omitted Schedules and Exhibits.)

     2.2 Amendment to Purchase and Sale Agreement dated as of December 20, 1996 by and among The Coastal Corporation, a Delaware corporation, Coastal Coal, Inc., a Delaware corporation, Atlantic Richfield Company, a Delaware corporation, and Itochu Corporation, a Japanese corporation, Coastal Transition, Inc., a Delaware corporation, Canyon Fuel Company, LLC, a Delaware limited liability company, ARCO Uinta Coal Company, a Delaware corporation and Itochu Coal International, Inc., a Delaware corporation.

     99          Press  release  of The  Coastal Corporation dated December 23,
                 1996.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE COASTAL CORPORATION


Dated:  January 6, 1997                By:    /s/ Austin M. O'Toole
                                              --------------------------------
                                              Name:   Austin M. O'Toole
                                              Title:  Senior Vice President

                                  EXHIBIT INDEX

Number      Description

2.1         Purchase and Sale Agreement dated as of October 23,
            1996 among The Coastal Corporation, a Delaware corporation, Coastal Coal, Inc., a Delaware corporation, Atlantic Richfield Company, a Delaware corporation, and Itochu Corporation, a Japanese corporation. (Schedules, as supplemented, and Exhibits have been omitted pursuant to Rule 6.01(b)(2) of Regulation S-K. Such Schedules and Exhibits are described in the Purchase and Sale Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all such omitted Schedules and Exhibits.)

2.2 Amendment to Purchase and Sale Agreement dated as of December 20, 1996 by and among The Coastal
            Corporation, a Delaware corporation, Coastal Coal, Inc., a Delaware corporation, Atlantic Richfield Company, a
            Delaware corporation, and Itochu Corporation, a Japanese corporation, Coastal Transition, Inc., a Delaware corporation, Canyon Fuel Company, LLC, a Delaware limited liability company, ARCO Uinta Coal Company, a Delaware corporation, and Itochu Coal International, Inc., a Delaware corporation.

99          Press release of The Coastal Corporation dated December
            23, 1996.